Exhibit 99.3

CVB FINANCIAL CORP. 1 Chris Myers

Safe Harbor Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non- performing assets and charge-offs; ability to repurchase our securities issued to the U.S. Treasury pursuant to its Capital Purchase Program; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2009, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. 2

3 Total Assets: $6.9 Billion Gross Loans: $3.9 Billion Total Deposits (Including Repos): $5.2 Billion Tang. Common Equity: $608 Million Market Capitalization: $1.0 Billion Source: Q2 2010 earnings release & company filings; Texas Ratio = (NPA's + 90 days delinquent) / (Reserves + Tang. Common Equity) *non-covered loans Operating Highlights Financial Highlights 6/30/10 Largest financial institution headquartered in the Inland Empire region of Southern California. Formed in 1974. Serves 42 cities with 44 business financial centers and 6 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of California Average Cost of Deposits = 0.43% Strong credit culture and underwriting integrity remain paramount at CVB NPA's / Loans & OREO*: 2.78% LLR / NPL's: 143% Texas Ratio: 13.5% CVBF Current Snapshot

4 Significant equity ownership among executive management and board of directors Total Board: 16.0%, Total Board plus 'retired' directors: 24.1% Edward J. Biebrich Jr. Executive Vice President 28 Years 12 Years Chief Financial Officer Todd E. Hollander Executive Vice President 19 Years 2 Years Sales Division Christopher D. Myers President 25 Years 4 Years Chief Executive Officer Yamynn De Angelis Executive Vice President 31 Years 23 Years Chief Risk Officer Chris A. Walters Executive Vice President 23 Years 3 Years CitizensTrust Banking CVBF Name Position Experience Service James F. Dowd Executive Vice President 33 Years 2 Years Chief Credit Officer David Harvey Executive Vice President 20 Years New Chief Operations Officer Experienced Leadership

2nd Quarter Update Completed FDIC and Department of Financial Institutions Safety and Soundness Examination Sold $162.8 million in securities and achieved a gain of $8.8 million Prepaid $100 million of our JP Morgan Repurchase Agreement (cost of debt = 4.95%); one-time charge of $5.7 million Record earnings for the second fiscal quarter: $19.0 million 5

Who is CVB Financial? 6

Largest Banks Headquartered in California Headquartered in California Headquartered in California 7 In millions

Forbes 2010 America's Best Banks ($5 Billion ) 8 Rank Company Total Assets ($BIL) NPLS/ Loans % Reserves/NPLS% Tier 1 Ratio% 1 Bank of Hawaii 12 1.2 209 13.4 2 UMB Financial 10 .07 210 13.5 3 Commerce Bancshares 18 1.6 114 12.8 4 Prosperity Bancshares 9 0.3 537 11.9 5 SVB Financial 13 1.6 120 14.6 6 CVB Financial 7 1.6 150 15.3 7 Community Bank System 5 0.5 249 12.1 8 Central Bancompany 9 1.7 110 13.1 9 NBT Bancorp 5 1.1 165 11.2 10 International Bancshares 12 2.2 71 17.2

Bank Ratings & Awards ABA Banking Journal (2010) Ranked #20 in the Nation Bank Director Magazine (2010) Ranked #9 in the Nation...profitability, capital adequacy & asset quality Forbes Magazine (2010) Ranked #6 in the Nation BauerFinancial Report (2009) '5' Star Rating The Findley Report 19 Years - Super Premier Performing Bank 11 Years - Premier Performing Bank Fitch Rating BBB+ (September 2009) 9

What are our Markets? 10

Existing Locations 11 Commercial Banking Centers Business Financial Centers New Business Financial Centers (SJB) 44 Business Financial Centers 6 Commercial Banking Centers

Deposits* Deposits* 12 *Includes Customer Repurchase Agreements

Deposit Franchise Total Deposits Including Repos: $5.2 Billion As of 6/30/2010 13 Source: Q2 2010 earnings release & company filings; core deposits defined as total deposits less jumbo CD's, total deposits does include customer repos The average cost of deposits stands at .43%. This low cost of deposits has helped the Bank expand its net interest margin to 3.99%, compared to 3.80% for 12/31/2009 and 3.62% for 12/31/2008 Strong relationship based deposit franchise, 79% of deposits are considered "core" Savings and demand deposits are showing a positive trend line, up 42% and 16% respectively, 6/30/2009 to 6/30/2010 Customer Repurchase Agreements or "Citizens Sweep Manager" totaled $595.7 Million as of 6/30/2010. Average cost 0.83% (CHART) Demand Deposits - 31.7% (w/o Repos - 35.8%) NOW, ATS and Other Transaction Accounts - 8.6% CDs < 100k - 2.0% MMA & Other Savings - 25.1% CDs > 100k - 21.1% Customer Repurchase Agreements - 11.5%

14 Source: Q2 2010 earnings release & other company filings, SNL Financial-peers represent select public CA , HI, NV, OR & WA banks with assets $2 - $22 billion Peer data as of 3/31/2010 Deposit Comparisons Cost of Deposits (%) Core Deposits (000's) CVBF has historically enjoyed significantly lower deposit costs than its peers Core deposits have been increasing throughout this difficult credit cycle, showing customers' confidence in CVBF and its ability to thrive in the future (CHART) (CHART)

Loans Loans 15 *Prior to MTM discount

Total Non-Covered Loans Total Non-Covered Loans 16 (000's)

17 Geographic diversification, a focus on relationship banking, and a strong credit culture have allowed CVB to mitigate loan losses through this economic downturn CVB has a strong CRE banking team, lending to projects involving apartment buildings, commercial office space and industrial centers Profitable niche in dairy finance lending, currently 11% of total loans 100% of SFR portfolio is owner occupied Source: Q2 2010 earnings release & company reports | *Non-covered loans Loan Portfolio Composition* Total Loans by Type (CHART) Commercial RE - 57.1% Consumer 1.8% SFR Mortgage 7.0% Municipal Lease Finance Receivables - 4.3% Auto & Equipment 0.7% Dairy & Livestock 10.8% Commercial & Industrial - 13.0% Construction RE - 5.3%

(CHART) (CHART) 18 As of 6/30/2010 CRE loans totaled $2.0 billion, while construction stood at $185.2 million, or 5.3% of total loans. Construction loans totaled $265.4 million at 12/31/09 Of the CRE loans on the balance sheet, 36.3% are owner-occupied $20.6 million of the construction portfolio is related to residential construction, while the remaining $164.6 million is allocated to commercial construction CVBF's land development exposure is limited, which has helped the Bank avoid material losses in that struggling asset class. Approximately 20% of the construction portfolio is related to commercial / residential land development Source: Q2 2010 earnings release & company reports Orange County Other Areas Los Angeles Inland Empire Central Valley Orange County San Diego Other Areas Los Angeles Inland Empire Central Valley CRE & Construction Lending* CRE Portfolio by Region $2.0 Billion Construction Portfolio by Region $185.2 Million *Non-Covered Loans

(CHART) 19 As of 6/30/2010 real estate loans totaled $2.25 billion, with the largest allocation going to industrial real estate at $645 million, or 28.6% of RE loans The weighted average owner occupied level for the RE portfolio is approximately 43% CVBF's single family residential portfolio is 100% owner occupied Single family mortgage pools were purchased to diversify the Bank's portfolio as it makes few single family loans; original target metrics - FICO's in the 700-800 range with LTV's in the 60% - 80% range. No sub-prime lending Source: Q2 2010 earnings release & company report s *Non-covered loans Single Family Direct 2.5% Single Family Mortgage Pools 8.5% Multifamily 5.4% Industrial 28.6% Office 16.9% Retail 11.7% Medical 6.4% Secured by Farmland 7.1% Other 12.9% Real Estate Loan Exposure Real Estate Loans by Type % Owner-Occupied Single Family - Direct 100% Single Family - Mortgage Pools 100% Multifamily 0% Industrial 36.9% Office 24.8% Retail 12.9% Medical 38.4% Farmland 100% Other 50.3% Total Owner Occupied 43.3%

(CHART) As of 6/30/2010 non-performing assets totaled $98 million, of which $82.9 million and $15.0 million were from non-performing loans and OREO, respectively On a peer comparison basis, CVBF's credit metrics are superior NPA's / Loans & OREO: 2.78% vs. 6.41% for peers (peers as of 3/31/10) LLR / NPL's: 143.1% vs. 77.3% for peers (peers as of 3/31/10) NCO's / Avg. Loans: 0.38% vs. 3.05% for peers (peers as of 3/31/10) As of 6/30/2010 over 30 days past due loans totaled 0.41% 20 C&I 7.7% CRE 21.1% SFR Mortgage 12.9% RE Construction Commercial 40.0% RE Construction & Land Residential 2.9% Non-Performing Assets* *Non-Covered Loans Source: Q2 2010 earnings release & other company filings, SNL Financial-peers represent select public CA , HI, NV, OR & WA banks with assets $2 - $22 billion OREO 15.3% Consumer 0.1%

21 CVBF's strong loan underwriting culture has limited its exposure to problem credits Continued profitability has allowed CVB to build its capital base and reserves for loan losses. Superior Credit Quality Texas Ratio NPA's/Loans & OREO (CHART) (CHART) Source: Q2 2010 earnings release & other company filings, SNL Financial-peers represent select public CA , HI, NV, OR & WA banks with assets $2 - $22 billion . Peer data as of 3/31/10

Loan Loss Reserves to Non-Performing Loans* 22 (CHART) *Non-covered Loans

Profits 23

(CHART) Net Income 24 (000's) Net Income After Taxes

Adjusted Net Income After Tax (Excluding L/L Provision & Non-Recurring Items*) (Excluding L/L Provision & Non-Recurring Items*) (Excluding L/L Provision & Non-Recurring Items*) 25 *Gains (Loss) on Securities, FHLB Prepay Fees, Gain on SJB, Provision For Unfunded Commitments & Provision for Loan Losses (000's)

Net Interest Income Net Interest Income 26 (000's)

Net Interest Margin Net Interest Margin 27 *Normalized excludes accelerated accretion on covered loans

28 Peer Profitability Metrics Return on Average Assets Return on Average Tangible Equity Net Interest Margin (CHART) (CHART) (CHART) Source: Q2 2010 earnings release & other company filings, SNL Financial-peers represent select public CA , HI, NV, OR & WA banks with assets $2 - $22 billion. Peer data as of 3/31/10

Capital 29

(CHART) 30 Source: Q2 2010 earnings release & other company filings, SNL Financial-peers represent select public CA , HI, NV, OR & WA banks with assets $2 - $22 billion Peer data as of 3/31/2010 Peer Capital Metrics Tier 1 Capital Ratio Total Risk - Based Capital Ratio Tangible Common Equity/Tangible Assets (CHART) (CHART)

Securities/Investments 31

(CHART) 32 Source: Q2 2010 earnings release. As of 6/30/2010 securities held-to-maturity were valued at approximately $3.2 million Yield on securities represents the fully taxable equivalent Securities Available For Sale Securities portfolio totaled $2.0 billion at 6/30/2010. During 2010, the Bank sold securities and recognized a gain on sale of $8.8 million. The portfolio represents 33.7% of the Bank's total earning assets Virtually all of the Bank's mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the guarantee of the U.S. government. 96% of the Bank's municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 6.4% of the municipal bond portfolio Government Agency & GSEs 10.9% MBS 28.6% CMO's / REMIC's 27.9% Municipal Bonds 32.5% Yield on securities portfolio: 4.63% Securities Portfolio Other 0.1%

Investment Portfolio: $2.0 Billion --Mark to Market- (Pre-Tax) (CHART) (000's)

Our Growth Strategy Transitioning from a Community Bank to a Regional Bank 34

Citizens Business Bank: Our 10 Year Vision Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. 35

Target Customer 36 The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Three Areas of Growth 37 (CHART) Acquisitions --Banks-- --Trust--

"Same Store Sales" 38 38 Relationship Manager (Bank) Property Management Real Estate Banking International Treasury Services Specialty Banking Construction Lending CitizensTrust Bankcard SBA Citizens Home Loans Mortgage Brokerage Title Escrow Marketing Citizens Financial Services Government Services Deposit Services Wealth Management Trust Financial Consultants Healthcare Services Professional Services Not for Profit Quarterback Strategy "Our Offense" Customer Credit Management Division Dairy & Livestock Agribusiness

"DeNovo" --Team Acquisitions-- --Team Acquisitions-- --Team Acquisitions-- 39 As of 6/30/10

Bank Name Date Acquired Geographic Market # of Locations Total Assets (6/30/10) First Coastal Bank June 2007 South Bay 4 /3 $133,692 San Joaquin Bank October 2009 Kern County 5/4 $441,981 (000's) Total: $575,673 2007-2009 Bank Acquisitions * *Net of MTM Discount

CVBF Deposit Growth 41 41

CVBF Balance Sheet 42 (in millions) 12/31/06 6/30/10 Total Assets $6,092 $6,860 Total Depositsincludes REPO's $3,501 $5,197 Total Loans* $3,070 $3,932 Securities $2,583 $2,015 Borrowings $2,045 $803 Loan Loss Reserves/Loans .90% 3.38% Tangible Capital Ratio 5.8% 9.0% Tier 1 Leverage Ratio 7.8% 10.0% Total Risk Based Capital 13.0% 17.0% *Covered and Non-Covered Loans are net of differed fees and MTM discount

Our Strategic Focus 43 Capital and strong Loan Loss Reserves are paramount Strong, disciplined credit underwriting/credit culture Drive low-cost deposits Multiple forms of growth (don't depend on one) Same Store Sales DeNovo Acquisitions Cross-sell: capture the whole wallet Build new Fee Income opportunities Long-term outlook

THANK YOU! COPY OF PRESENTATION: JCSCHAAP@CBBANK.COM 44